Adopted by the PSI Energy, Inc.
Board of Directors on December 17, 1996


AMENDMENT TO THE PSI ENERGY, INC.
UNION EMPLOYEES' 401(k) SAVINGS PLAN


The PSI Energy, Inc. Union Employees' 401(k) Savings Plan, as amended and restated effective January 1, 1992, and as amended effective January 1, 1992, is hereby further amended pursuant to
Article 16 thereof. Amendments with respect to the modification of Sections 3.1, 5.5, 7.6(a)(4), and 7.6(b)(4) are effective January 1, 1996. Amendments with respect to the modification of Sections 14.1, 14.2(b), and 14.2(h) are effective April 1, 1996. Amendments with respect to the modification of Sections 1.13, 1.79, 5.1(a), and 5.1(c) are effective July 1, 1996.

(1) Explanation of Amendments

Section 3.1 is amended, effective January 1, 1996, by deleting the requirement that an employee must be an employee for at least nine months before he or she is eligible to participate in the Plan. Thus, with the amendment each new employee is eligible to enroll immediately in the Plan.

Section 5.5 is amended, effective January 1, 1996, to provide that there are no limitations as to the number of times during a calendar year that a participant may reduce or increase his or her before-tax or after-tax contributions.

Sections 7.6(a)(4) and 7.6(b)(4) are amended, effective January 1, 1996, to lower to age 50 the age at which participants in the Plan may reallocate balances held in the Stock Fund whenever the Plan is on a monthly or daily accounting basis, respectively.

Sections 14.1, 14.2(b), and 14.2(h) are amended, effective April 1, 1996. Each of these sections pertains to loans from a participant's accounts. Section 14.1 is amended to allow loan applications to be made in any manner prescribed by PSI's Comptroller. This amendment will allow loan applications to be made in writing or orally by telephone. Section 14.2(b) removes the former $1,000 minimum loan requirement and allows the participant's rollover account to be considered in determining the maximum available loan. Section 14.2(h) provides that proceeds equal to the amount of a loan shall be transferred pro rata from a participant's account and repaid proportionately into the participant's accounts in accordance with the investment directive in effect when the loan was made.

Section 1.12 is amended, effective July 1, 1996, to include overtime pay as compensation subject to deferral into the Plan.
However, overtime pay will not be considered when calculating the company matching contributions.

Section 1.78, the definition of "overtime pay" is added, effective July 1, 1996.

Sections 5.1(a) and 5.1(c) are amended, effective July 1, 1996, to provide that the maximum before-tax and/or after-tax contribution that can be made annually by a participant is 15% of the participant's eligible compensation.

(2) Amendments Effective January 1, 1996


(a)  Section 3.1 as Amended

Section 3.1, as hereby amended, reads as follows:

"3.1	Eligibility Requirements for Participation.

Each Union Employee on January 1, 1996, who was participating in the Plan as of December 31, 1995, shall continue as a Participant in the Plan as of January 1, 1996.

Each other Employee may become a Participant on the first Entry Date following the date on which he meets all of the following requirements:

(a)  The Employee has attained age 21;
(b)  The Employee is a Union Employee; and
(c) The Employee has elected to enroll in the Plan pursuant to Section 3.2 (Entry Dates for
Participation).

No Employee shall become a Participant prior to the Plan's effective date. An Employee who meets the requirement of Items (a), and (b), but who does not elect to enroll in the Plan pursuant to
Section 3.2 (Entry Dates for Participation), shall be considered an `Eligible Employee.'"

(b)	Section 5.5 as Amended
Section 5.5, as hereby amended, reads as follows:
"5.5	Modification of Deferred Compensation
Contribution and After-Tax Contribution.

(a) A Participant who desires to reduce or increase the amount of his Deferred Compensation
Contribution may elect to do so, in writing, on a form prescribed by PSI's Comptroller. There shall be no limitation on the total number of reductions, increases, or combination of reductions and increases, including any discontinuances or resumptions of Deferred
Compensation Contributions, effected by a
Participant during any Plan Year. If a Participant elects to discontinue his Deferred Compensation
Contributions, then he shall not be able to resume having any contributions made until the first full
Payroll Period of any calendar quarter which quarter begins at least 90 days after the last day of the last Payroll Period with respect to which Deferred Compensation Contributions were previously elected. Any election to resume
Deferred Compensation Contributions shall be made by the Participant in the manner described in this Subsection with respect to reducing or increasing contributions.

(b) A Participant who desires to reduce or increase the amount of his After-Tax Contribution may elect to do so, in writing, on a form prescribed by PSI's Comptroller. There will be no limitation on the total number of reductions, increases, or combination of reductions and increases, including any discontinuances or resumptions of After-Tax
Contributions, effected by a Participant during any Plan Year. If a Participant elects to discontinue his After-Tax Contributions, then he shall not be able to resume having contributions made until the first full Payroll Period of any calendar quarter which quarter begins at least 90 days after the last day of the last Payroll Period with respect to which After-Tax Contributions were previously elected. Any election to resume After-
Tax Contributions shall be made by the Participant in the manner described in this Subsection with respect to reducing or increasing the contributions. A Participant's election to reduce or increase either his Deferred Compensation
Contribution or his After-Tax Contribution shall become effective as of the first day of the Participant's first Payroll Period following by 15 days (or any shorter period of time as may be designated by PSI's Comptroller) the date on which PSI's Manager, Payroll-Benefits receives the
Participant's written modification election."

(c)	Section 7.6(a)(4) as Amended
Section 7.6(a)(4), as hereby amended, reads as follows:

"(4)	A Participant may not reallocate the Fund balances
of his Employer Matching Account or his Incentive
Matching Account with regard to Employer Matching
Contributions or Incentive Matching Contributions made on or after January 1, 1992. Instead, these amounts must remain invested in the Stock Fund until the Participant attains age 55 (age 50 effective January 1,
1996) at which time the Fund balances may be reallocated, at least once during any calendar quarter, in multiples of five percent, among the Fund options upon the receipt by PSI's Manager, Payroll-Benefits of a written reallocation on a form prescribed by PSI's
Comptroller. A reallocation shall become effective as of the first day of the first calendar quarter of a Plan Year (or as of any other day or days of a Plan
Year as designated by PSI's Comptroller) that follows by 15 days (or any shorter period of time as designated by PSI's Comptroller) receipt of the proper form by PSI's Manager, Payroll-Benefits."



(d)	Section 7.6(b)(4) as Amended
	Article 7.6(b)(4), as hereby amended, reads as follows:

"(4)	A Participant may not reallocate the Fund
balances of his Employer Matching Account or his Incentive Matching Amount with regard to Employer
Matching Contributions made on or after January 1, 1992. Instead, these amounts must remain invested in the Stock Fund until the Participant attains age 55 (age 50 effective January 1, 1996) at which time the Fund balances may be reallocated, at least once during any calendar quarter, in multiples of five percent, among the Fund options upon the receipt by PSI's Manager, Payroll-
Benefits of a written reallocation on a form prescribed by PSI's Comptroller. A reallocation shall become effective as of the first day of the first calendar quarter of a Plan Year (or as of any other day or days of a Plan Year as designated by PSI's Comptroller) that follows by 15 days (or any shorter period of time as designated by PSI's
Comptroller) receipt of the proper form by PSI's
Manager, Payroll-Benefits."

(3)	Amendments Effective April 1, 1996

	(a)	Section 14.1 as Amended

	Section 14.1, as hereby amended, reads as follows:

"14.1	Effective Date

Upon proper application by a Participant, in a manner prescribed by PSI's Comptroller and delivered to PSI's
Manager, Payroll-Benefits, who shall administer the Plan's loan program, PSI may direct the Trustee to make a loan to a Participant subject to the requirements of this Article and any other rules as PSI may prescribe.
In deciding whether to approve or deny any written request for a loan, PSI's Manager, Payroll-Benefits shall take into consideration the factors applied by commercial banks in making loan decisions, including the Participant's creditworthiness and the available security for the loan. PSI shall apply the eligibility requirements and rules for a loan uniformly to all Participants. For purposes of this Article, the term
`Participant' includes Employees and former Employees and Beneficiaries who are `parties in interest,' as defined in ERISA Section 3(14)."

(b)	Section 14.2(b) as Amended

	Section 14.2(b), as hereby amended, reads as follows:

"(b)	There is no minimum principal amount
requirement for a loan. The principal amount of any loan to be made plus the principal amount of all loans to a Participant outstanding at the time the loan is to be made shall not exceed the lesser of (1) 50% of the balance of the Participant's
Deferred Compensation Account, ESOP Transfer
Account, and Rollover Account, and (2) $50,000 reduced by the excess of the highest outstanding balance of loans to the Participant from the Plan during the period beginning one year and one day before the day the loan is to be made over the outstanding balance of loans from the Plan on the date on which the loan is to be made. A
Participant may have no more than two loans outstanding at any time. A loan shall be made within 30 days after the loan is approved by PSI or as soon thereafter as administratively feasible. All charges, including all expenses and fees incurred in connection with the processing, record keeping, or refinancing of any loan are, to the extent administratively feasible, charged to the Participant who received the loan, except to the extent paid by the Employers."

(c)	Section 14.2(h) as Amended

	Section 14.2(h), as hereby amended, reads as follows:

"(h)	Amounts equal to any loans shall be
transferred pro rata from the Participant's
subaccounts under his Deferred Compensation
Account, ESOP Transfer Account, and Rollover
Account in proportion to the principal amount of
the loan.  PSI's Comptroller shall establish,
operate, and maintain a loan subaccount or
otherwise account for the receipt of amounts
transferred from the Participant's Fund
subaccounts.  Appropriate accounting entries
reflecting transfers shall be concurrent with the
disbursement to the Participant of amounts
borrowed.  Interest received by the Trustee in
respect of amounts borrowed by a Participant shall
be credited to the Participant's loan subaccount
or otherwise properly credited at the end of each
month.  Interest so allocated to a Participant
shall then be allocated proportionately among the
Participant's Fund subaccounts in accordance with
the Participant's investment directions in effect
when the loan was made.  A repayment of principal
by a Participant shall be invested among the Funds
and credited proportionately to the Participant's
appropriate Fund subaccounts in accordance with
the Participant's investment directions in effect
when the loan was made.   If contributions on
behalf of the Participant have been suspended or discontinued for any other reason at the time of any interest payment or principal repayment, the payments or repayments shall be invested in accordance with the investment direction in effect when the loan was made."

(4)	Amendments Effective July 1, 1996

(a)	Section 1.12 as Amended

		Section 1.12, as hereby amended, reads as follows:

 "1.12	`Compensation' means, effective July 1,
1996, with respect to an Employee for any period of reference, the sum of the Employee's (1) Base
Wage, (2) Ratification Pay, (3) Overtime Pay, and
(4) Pre-Paid Sick-Time, plus (5) Deferred
Compensation Contributions made on behalf of the Employee for the Plan Year and other elective contributions made by the Employer on behalf of the Employee during the Plan Year that are not includible in gross income under Code Section
125, Paragraph 402(a)(8), Subsection 402(h), or
Subsection 403(b), provided, however, that annual
Compensation taken into account under the Plan for any Plan Year beginning on or after January
1, 1989, shall not exceed the limitation specified in Code Paragraph 401(a)(17) (as adjusted for increases in the limitation pursuant to Code Subparagraph 401(a)(17)(B)). For Plan
Years beginning on or after January 1, 1994, any reference in this Plan to the limitation specified in Code Paragraph 401(a)(17) shall mean the OBRA '93 Annual Compensation Limit. In determining an Employee's Compensation, the rules of Code Paragraph 414(q)(6) shall apply, except that in applying those rules, the term `family' shall include only the Employee's spouse and lineal descendants who have not attained age 19 before the close of the Plan Year.

Notwithstanding anything in this Subsection to the contrary, with respect to any Employee, the term `Compensation' shall not include Overtime
Pay for purposes of Article 6 (Employer
Contributions)."

(b)	Section 1.78 as Added
	Section 1.78, as hereby added, reads as follows:

"1.78   `Overtime Pay' means, with respect to an
Employee, the pay received at one-half times the Employee's regular rate of pay as remuneration for hours worked in a work day or a work week in excess of 8 hours or 40 hours, respectively, for the relevant period."

(c)	Section 5.1(a) as Amended

	Section 5.1(a), as hereby amended, reads as follows:

"(a)	Deferred Compensation Contributions.  Subject
to the limitations set forth in Section 5.6
(Deferred Compensation Contribution Limitation), each Employer shall contribute to the Trust Fund, on behalf of each Participant employed by the Employer as a Deferred Compensation Contribution an amount elected by the Participant equal to not less than one percent nor more than 15 percent
(expressed as a whole percentage) of the Participant's Compensation for the first full
Payroll Period of the month for which the Participant's election to defer Compensation is to become effective and shall continue for each subsequent Payroll Period that the election is in effect. However, if a Participant receives a hardship withdrawal under Section 12.1 (Hardship
Withdrawals) of the Plan or under Section 12.1
(Hardship Withdrawals) of the PSI Energy, Inc.
Employees' 401(k) Savings Plan, the Participant's
Deferred Compensation Contributions shall be suspended for a period of 12 months after the receipt of the hardship withdrawal. An election shall be made by the Participant filing with PSI's
Manager, Payroll-Benefits the written form prescribed by PSI's Comptroller at least 15 days
(or such shorter period of time as may be designated by PSI's Comptroller) before the first day of the month during which the election is to be effective. The total sum of Deferred
Compensation Contributions made under this Plan when combined with the amount of elective deferrals made under any other Employer plan established and maintained by any Employer or Affiliate under Code Subsection 401(k) for a
Participant's taxable year, shall not exceed the excess deferral limitation set forth in Code
Paragraph 402(g)(1), as adjusted pursuant to Code
Paragraph 402(g)(5). However, if a Participant receives a hardship withdrawal under Section 12.1
(Hardship Withdrawals) of the Plan or under
Section 12.1 (Hardship Withdrawals) of the PSI
Energy, Inc. Employees' 401(k) Savings Plan, the
Participant may not make Deferred Compensation
Contributions for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under Code Subsection 402(g) for the next taxable year less the amount of the Participant's
Deferred Compensation Contributions for the taxable year of the hardship withdrawal. The
Deferred Compensation Contribution attributed to each Participant shall be allocated to the Participant's Deferred Compensation Account."

(d)	Section 5.1(c) as Amended

	Section 5.1(c), as hereby amended, reads as follows:

"(c)	After-Tax Contributions.  A Participant may
also elect to make an After-Tax Contribution of his Compensation to the Trust Fund on his behalf in an amount (expressed as a whole percentage) which together with his Deferred Compensation
Contributions, shall not exceed 15 percent of his Compensation (1) for the first full Payroll Period of the month for which the Participant's election
(as described in this Paragraph) to make After-Tax
Contributions is to become effective and shall continue for each subsequent Payroll Period that the election is in effect (payroll deduction). In the alternative, a Participant may elect to make once per Plan Year an After-Tax Contribution in lump sum payment by a check or money order by the Participant payable to the Trustee and submitted to PSI's Manager, Payroll-Benefits. However, the amount of a Participant's After-Tax Contributions for a Plan Year shall not cause the Participant's
Annual Addition to exceed his Maximum Permissible
Amount. If a Participant receives a hardship withdrawal under Section 12.1 (Hardship
Withdrawals) of the Plan or under Section 12.1
(Hardship Withdrawals) of the PSI Energy, Inc.
Employees' 401(k) Savings Plan, the Participant's
After-Tax Contributions shall be suspended for a period of 12 months after the receipt of the hardship withdrawal. If a Participant receives a withdrawal under Section 12.2 (Withdrawals from After-Tax Contribution Account) of the Plan, the
Participant's After-Tax Contributions shall be suspended for a period of 12 months after the receipt of the withdrawal. The After-Tax
Contribution attributed to each Participant shall be allocated to the Participant's After-Tax
Contribution Account. Any election described in this Subsection shall be made by the Participant in the same manner described in Subsection 5.1(a) with respect to Deferred Compensation
Contributions."

This Amendment is executed and approved by the duly authorized officers of PSI Energy, Inc., effective as of the dates set forth herein.

									    PSI ENERGY, INC.


								By:             JAMES E.
ROGERS
									          James E.
Rogers
								                   Vice
Chairman and
									    Chief Executive
Officer

								Dated:           December
30, 1996

APPROVED:



By:             CHERYL M. FOLEY
                      Cheryl M. Foley
        Vice President, General Counsel
               and Corporate Secretary

Dated:          December 30, 1996